Exhibit 99.1
Ranger Oil Corporation Reports First Quarter Results

HOUSTON, May 8, 2023 (ACCESSWIRE) – Ranger Oil Corporation (“Ranger” or the “Company”) (Nasdaq:ROCC) today announced financial and operational results for the first quarter of 2023.

First Quarter Highlights

•Total sales volumes of 48.7 thousand barrels of oil equivalent per day (“Mboe/d”) and crude oil sales volumes of 35.5 thousand barrels of oil per day (“Mbbl/d”) for the first quarter of 2023
•Net income of $113.8 million and adjusted net income(1) of $84.6 million
•Adjusted EBITDAX(1) of $187.9 million
•Net cash provided by operating activities of $160.2 million
•Drilling and completion capital expenditures of $146.5 million
•On May 5, 2023, the Board declared a cash dividend for the first quarter of $0.075 per share of Class A common stock payable May 30, 2023 to Class A common stockholders of record as of the close of business on May 22, 2023.

First Quarter 2023 Financial Results

Total operating expenses for the first quarter were $154.2 million, or $35.16 per boe. Lease operating expenses (“LOE”) for the first quarter were $30.0 million. Adjusted direct operating expenses(1) were $64.2 million, or $14.63 per boe, which consist of LOE, gathering, processing, and transportation (“GPT”) expenses, production and ad valorem taxes, and cash general and administrative (“G&A”) expenses, excluding DD&A and significant special charges. A breakdown of operating expenses can be found in additional tables included in this release.

1 Adjusted net income, Adjusted EBITDAX and Adjusted direct operating expenses are non-GAAP supplemental financial measures. See the definitions and reconciliation to their most comparable GAAP measures within this release.

Exhibit 99.1
About Ranger Oil Corporation

Ranger Oil is a pure-play independent oil and gas company engaged in the development and production of oil, NGLs, and natural gas, with operations in the Eagle Ford shale in South Texas. For more information, please visit our website at www.RangerOil.com.

Important Additional Information

In connection with the proposed merger and the closing of the transactions related thereto (the “Transactions”), Baytex has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (as amended, the “Registration Statement”) to register the Baytex common shares to be issued pursuant to the Transactions. The Registration Statement includes a document that serves as a prospectus of Baytex and proxy statement of the Company (the “proxy statement/prospectus”), and each party will file other documents regarding the Transactions with the SEC. This communication is not a substitute for the Registration Statement or proxy statement/prospectus or for any other document that the Company and/or Baytex may file with the SEC and send to the Company’s and/or Baytex’s shareholders in connection with the Transactions. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND BAYTEX ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND BAYTEX WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND BAYTEX, THE TRANSACTIONS, THE RISKS RELATED THERETO AND RELATED MATTERS.

After the Registration Statement has been declared effective, a definitive proxy statement/prospectus will be mailed to shareholders of each of the Company and Baytex. Investors will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by the Company and Baytex with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company, including the proxy statement/prospectus (when available), will be available free of charge from the Company’s website at www.RangerOil.com under the “Investors” tab. Copies of documents filed with the SEC by Baytex, including the proxy statement/prospectus (when available), will be available free of charge from Baytex’s website at www.baytexenergy.com under the “Investors” tab.

Participants in the Solicitation

The Company, Baytex and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders and the solicitation of proxies from Baytex’s shareholders, in each case with respect to the Transactions. Information about the Company’s directors and executive officers is available in its filings with the SEC, including Ranger’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the SEC on April 26, 2023, and in the proxy statement/prospectus. Information about Baytex’s directors and executive officers is available in Baytex’s Annual Information Form published February 23, 2023 on its website at www.baytexenergy.com and in its management information circular and proxy statement dated April 3, 2023 filed on SEDAR at www.sedar.com. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement, the proxy statement/prospectus and other relevant materials that have been and will be filed with the SEC regarding the Transactions. Shareholders, potential investors and other readers should read the proxy statement/prospectus carefully before making any voting or investment decisions.

No Offer or Solicitation

This communication is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Exhibit 99.1
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Company or Baytex expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transactions, the Company’s and Baytex’s plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on the combined company’s results of operations, financial position, growth opportunities, competitive position, development plans and anticipated future performance. Information adjusted for the Transactions should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication.

These include the possibility that shareholders of Baytex may not approve the issuance of new Baytex common shares in the Transactions or that shareholders of the Company or Baytex may not approve the Transactions, including the merger agreement; the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the merger agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transactions; the possibility that the parties do not receive regulatory approval of the Transactions; the risk that Baytex is unable to obtain approval to list on the New York Stock Exchange and/or the Toronto Stock Exchange the shares to be issued in the Company merger; the risk that changes in Baytex’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Company and Baytex to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers; the risk the Transactions could distract management from ongoing business operations or cause the Company and/or Baytex to incur substantial costs; the risk that Baytex may be unable to reduce expenses or access financing or liquidity; the risk that Baytex does not realize expected benefits of its hedges; the sustained market uncertainty with respect to, and volatility of, commodity prices for crude oil, NGLs, and natural gas; the impact of world health events, including the COVID-19 pandemic and any related economic downturn; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; our ability to execute our business plan in volatile commodity price environments, the ability to develop, explore for, acquire and replace oil and gas reserves and sustain production, contract for drilling rigs, frac crews, materials, supplies and services at reasonable costs and realize anticipated synergies in the timeframe expected or at all; changes to our drilling and development program; our ability to generate profits or achieve targeted reserves in our development and exploratory drilling and well operations; our ability to realize expected operating efficiencies; our ability to meet guidance, market expectations and internal projections, including type curves; the projected demand for and supply of oil, NGLs and natural gas; our ability to renew or replace expiring contracts on acceptable terms; our ability to obtain adequate pipeline transportation capacity or other transportation for our oil and gas production at reasonable cost and to sell our production at, or at reasonable discounts to, market prices; the uncertainties inherent in projecting future rates of production for our wells and the extent to which actual production differs from that estimated in our proved oil and gas reserves; use of new techniques in our development, including choke management and longer laterals; our ability to repurchase shares pursuant to our share repurchase program or declare dividends; drilling, completion and operating risks, including adverse impacts associated with well spacing and a high concentration of activity; our ability to convert drilling locations into reserves and production, if at all; the longevity of our currently estimated inventory; and other important factors that could cause actual results to differ materially from those projected.

All such factors are difficult to predict and are beyond the Company’s or Baytex’s control, including those detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the Company’s website at www.RangerOil.com and on the website of the SEC at www.sec.gov, and those detailed in Baytex’s Form 40-Fs and Form 6-Ks available on the website of the SEC. All forward-looking statements are based on assumptions that the Company and Baytex believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company nor Baytex undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Exhibit 99.1
RANGER OIL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share, production and price data)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Revenues and other
Crude oil	$236,932	$240,397	$226,732
Natural gas liquids	12,154	13,226	16,740
Natural gas	8,345	14,832	12,127
Total product revenues	257,431	268,455	255,599
Other operating income, net	717	698	856
Total revenues and other	258,148	269,153	256,455
Operating expenses
Lease operating	29,990	24,659	18,102
Gathering, processing and transportation	10,180	9,226	9,040
Production and ad valorem taxes	16,042	14,765	13,140
General and administrative	12,668	10,729	9,779
Depreciation, depletion and amortization	85,303	73,068	50,893
Total operating expenses	154,183	132,447	100,954
Operating income	103,965	136,706	155,501
Other income (expense)
Interest expense, net of amounts capitalized	(14,718)	(14,036)	(10,697)
Gain on extinguishment of debt	—	—	2,157
Derivative gains (losses)	25,658	(13,599)	(167,887)
Other, net	(123)	1,498	76
Income (loss) before income taxes	114,782	110,569	(20,850)
Income tax (expense) benefit	(991)	(1,015)	189
Net income (loss)	113,791	109,554	(20,661)
Net (income) loss attributable to Noncontrolling interest	(61,792)	(59,296)	10,676
Net income (loss) attributable to Class A common shareholders	$51,999	$50,258	$(9,985)

Net income (loss) per share attributable to Class A common shareholders:
Basic	$2.74	$2.63	$(0.47)
Diluted	$2.67	$2.56	$(0.47)

Weighted average shares outstanding:
Basic	18,975	19,112	21,107
Diluted	19,623	19,852	21,107

Exhibit 99.1
RANGER OIL CORPORATION
SELECTED OPERATING STATISTICS (UNAUDITED)
(in thousands, except per share, production and price data)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Total Sales Volume [1]
Crude oil (Mbbl)	3,191	2,916	2,428
NGLs (Mbbl)	605	608	501
Natural gas (MMcf)	3,535	3,272	2,810
Total (Mboe)	4,386	4,069	3,398
Average daily sales volume (boe/d) [1]	48,730	44,227	37,752

Realized Prices
Crude oil ($/bbl)	$74.25	$82.46	$93.38
NGLs ($/bbl)	$20.08	$21.75	$33.40
Natural gas ($/Mcf)	$2.36	$4.53	$4.32
Aggregate ($/boe)	$58.70	$65.98	$75.23

Realized Prices, including effects of derivatives, net [2]
Crude oil ($/bbl)	$70.80	$76.43	$74.00
NGLs ($/bbl)	$20.08	$21.17	$33.40
Natural gas ($/Mcf)	$3.69	$2.76	$3.96
Aggregate ($/boe)	$57.26	$60.15	$61.08

1    All volumetric statistics presented above represent volumes of commodity production that were sold during the periods presented. Volumes of crude oil physically produced in excess of volumes sold are placed in temporary storage to be sold in subsequent periods.
2    Realized prices, including effects of derivatives, net is a non-GAAP measures. Definitions of non-GAAP financial measures and reconciliations of non-GAAP financial measures appear at the end of this release.

Exhibit 99.1
RANGER OIL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands)

	March 31, 2023	December 31, 2022
Assets
Current assets	$194,302	$200,471
Property and equipment, net	1,874,836	1,809,000
Other noncurrent assets	17,494	4,736
Total assets	$2,086,632	$2,014,207

Liabilities and equity
Liabilities
Current liabilities	$272,078	$333,542
Other noncurrent liabilities	21,473	19,566

Credit Facility	240,000	215,000
9.25% Senior Notes due 2026, net	389,480	388,839
Other debt	—	238
Total long-term debt, net	629,480	604,077
Equity
Class A common shareholders’ equity	531,838	484,399
Noncontrolling interest	631,763	572,623
Total equity	1,163,601	1,057,022
Total liabilities and equity	$2,086,632	$2,014,207

Exhibit 99.1
RANGER OIL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Cash flows from operating activities
Net income (loss)	$113,791	$109,554	$(20,661)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain on extinguishment of debt	—	—	(2,157)
Depreciation, depletion and amortization	85,303	73,068	50,893
Derivative contracts:
Net (gains) losses	(25,658)	13,599	167,887
Cash settlements and premiums paid, net	(7,358)	(24,154)	(29,408)
Deferred income tax expense (benefit)	806	1,258	(721)
Non-cash interest expense	933	963	800
Share-based compensation	2,051	1,227	924
Other, net	349	(181)	(182)
Changes in operating assets and liabilities, net	(9,968)	10,914	(33,540)
Net cash provided by operating activities	160,249	186,248	133,835

Cash flows from investing activities
Capital expenditures	(171,464)	(173,720)	(71,173)
Acquisitions of oil and gas properties, net	—	(7,748)	—
Proceeds from sales of assets and other, net	447	1,520	656
Net cash used in investing activities	(171,017)	(179,948)	(70,517)

Cash flows from financing activities
Proceeds from credit facility borrowings	156,000	127,000	50,000
Repayments of credit facility borrowings	(131,000)	(127,000)	(130,000)
Repayments of acquired and other debt	(238)	(46)	(83)
Payments for share repurchases	(4,816)	(15,789)	—
Distributions to Noncontrolling interest	(1,691)	(1,691)	—
Dividends paid	(1,438)	(1,429)	—
Withholding taxes for share-based compensation	(1,287)	—	(445)
Debt issuance costs paid	—	(97)	(113)
Net cash provided by (used in) financing activities	15,530	(19,052)	(80,641)
Net increase (decrease) in cash and cash equivalents	4,762	(12,752)	(17,323)
Cash and cash equivalents – beginning of period	7,592	20,344	23,681
Cash and cash equivalents – end of period	$12,354	$7,592	$6,358

Exhibit 99.1
RANGER OIL CORPORATION
CERTAIN NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Readers are reminded that non-GAAP measures are merely a supplement to, and not a replacement for, or superior to financial measures prepared according to GAAP. They should be evaluated in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies. Due to the combination of different units of volumetric measure, the number of decimal places presented and rounding, certain results may not calculate explicitly from the values presented in the tables.
Reconciliation of GAAP “Realized prices” to Non-GAAP “Realized prices, including effects of derivatives, net”
We present our realized prices for crude oil, NGLs, natural gas and aggregate (including crude oil, NGLs and natural gas), as adjusted for the effects of derivatives, net as we believe these measures are useful to management and stakeholders in determining the effectiveness of our price-risk management program that is designed to reduce the volatility associated with our operations. Realized prices for crude oil, NGLs, natural gas and aggregate, as adjusted for the effects of derivatives, net, are supplemental financial measures that are not prepared in accordance with GAAP. The following table presents the calculation of our non-GAAP realized prices for crude oil, NGLs, natural gas and aggregate, as adjusted for the effects of derivatives, net and reconciles to realized prices for crude oil, NGLs, natural gas and aggregate determined in accordance with GAAP:

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Realized crude oil prices ($/bbl)	$74.25	$82.46	$93.38
Effects of derivatives, net ($/bbl)	(3.45)	(6.03)	(19.38)
Crude oil realized prices, including effects of derivatives, net ($/bbl)	$70.80	$76.43	$74.00

Realized NGL prices ($/bbl)	$20.08	$21.75	$33.40
Effects of derivatives, net ($/bbl)	—	(0.58)	—
NGL realized prices, including effects of derivatives, net ($/bbl)	$20.08	$21.17	$33.40

Realized natural gas prices ($/Mcf)	$2.36	$4.53	$4.32
Effects of derivatives, net ($/Mcf)	1.33	(1.77)	(0.36)
Natural gas realized prices, including effects of derivatives, net ($/Mcf)	$3.69	$2.76	$3.96

Aggregate realized prices ($/boe)	$58.70	$65.98	$75.23
Effects of derivatives, net ($/boe)	(1.44)	(5.83)	(14.15)
Aggregate realized prices, including effects of derivatives, net ($/boe)	$57.26	$60.15	$61.08
Effects of derivatives, net includes, as applicable to the period presented: (i) current period commodity derivative settlements; (ii) the impact of option premiums paid or received in prior periods related to current period production; (iii) the impact of prior period cash settlements of early-terminated derivatives originally designated to settle against current period production; (iv) the exclusion of option premiums paid or received in current period related to future period production; and (v) the exclusion of the impact of current period cash settlements for early-terminated derivatives originally designated to settle against future period production.

Exhibit 99.1
Reconciliation of GAAP “Net income (loss)” to Non-GAAP “Adjusted net income”
Adjusted net income is a non-GAAP financial measure that represents net income (loss) adjusted to include net realized settlements of derivatives and exclude the effects, net of income taxes, of non-cash changes in the fair value of derivatives, the effects of gains and losses on the sales of assets, gains and losses on extinguishment of debt, acquisition, integration and strategic transaction costs, and organizational restructuring costs, including severance. We believe that non-GAAP adjusted net income provides meaningful supplemental information regarding our operational performance. This information facilitates management’s internal comparisons to the Company’s historical operating results as well as to the operating results of our competitors. Since management finds this measure to be useful, the Company believes that our investors can benefit by evaluating both non-GAAP and GAAP results. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income (loss).

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(in thousands, except per share amounts)
Net income (loss)	$113,791	$109,554	$(20,661)
Adjustments for derivatives:
Net (gains) losses	(25,658)	13,599	167,887
Realized settlements, net [1]	(6,309)	(23,718)	(49,004)
Loss (gain) on sales of assets, net	316	(183)	(188)
Gain on extinguishment of debt	—	—	(2,157)
Acquisition, integration and strategic transaction costs	2,666	210	1,743
Organizational restructuring costs, including severance [2]	—	(1,152)	—
Income tax effect of adjustments	(250)	(103)	1,072
Adjusted net income [3]	$84,556	$98,207	$98,692

[1]
Realized settlements, net includes, as applicable to the period presented: (i) current period commodity and interest rate derivative settlements; (ii) the impact of option premiums paid or received in prior periods related to current period production; (iii) the impact of prior period cash settlements of early-terminated derivatives originally designated to settle against current period production; (iv) the exclusion of option premiums paid or received in current period related to future period production; and (v) the exclusion of the impact of current period cash settlements for early-terminated derivatives originally designated to settle against future period production.

[2]	Organizational restructuring, including severance for the quarter ended December 31, 2022, resulted in a benefit for the period as it relates to an accrual acquired in connection with the Lonestar Acquisition.

³	Adjusted net income includes the adjusted net income attributable to noncontrolling interest for all periods presented.

Exhibit 99.1
Reconciliation of GAAP “Net income (loss)” to Non-GAAP “Adjusted EBITDAX” - Actual
Adjusted EBITDAX represents net income (loss) before (gain) loss on extinguishment of debt, interest expense, income taxes, depreciation, depletion and amortization expense and share-based compensation expense, further adjusted to include the net commodity realized settlements of derivatives and exclude the effects of gains and losses on sales of assets, non-cash changes in the fair value of derivatives, and special items including acquisition, integration and strategic transaction costs, and organizational restructuring costs, including severance. We believe this presentation is commonly used by investors and professional research analysts for the valuation, comparison, rating, investment recommendations of companies within the oil and gas exploration and production industry. We use this information for comparative purposes within our industry. Adjusted EBITDAX is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income (loss). Adjusted EBITDAX as defined by Ranger Oil may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income (loss) and other measures prepared in accordance with GAAP, such as operating income or cash flows from operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Ranger Oil’s results as reported under GAAP.

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(in thousands, except per unit amounts)
Net income (loss)	$113,791	$109,554	$(20,661)
Adjustments to reconcile to Adjusted EBITDAX:
Gain on extinguishment of debt	—	—	(2,157)
Interest expense, net	14,718	14,036	10,697
Income tax expense (benefit)	991	1,015	(189)
Depreciation, depletion and amortization	85,303	73,068	50,893
Share-based compensation expense	2,051	1,227	924
Loss (gain) on sales of assets, net	316	(183)	(188)
Adjustments for derivatives:
Net (gains) losses	(25,658)	13,599	167,887
Realized commodity settlements, net [1]	(6,309)	(23,718)	(48,066)
Adjustment for special items:
Acquisition, integration and strategic transaction costs	2,666	210	1,743
Organizational restructuring costs, including severance [2]	—	(1,152)	—
Adjusted EBITDAX	$187,869	$187,656	$160,883
Net income (loss) per boe	$25.95	$26.92	$(6.08)
Adjusted EBITDAX per boe	$42.84	$46.12	$47.35

[1]
Realized commodity settlements, net includes, as applicable to the period presented: (i) current period commodity derivative settlements; (ii) the impact of option premiums paid or received in prior periods related to current period production; (iii) the impact of prior period cash settlements of early-terminated derivatives originally designated to settle against current period production; (iv) the exclusion of option premiums paid or received in current period related to future period production; and (v) the exclusion of the impact of current period cash settlements for early-terminated derivatives originally designated to settle against future period production.

²	Organizational restructuring, including severance for the quarter ended December 31, 2022, resulted in a benefit for the period as it relates to an accrual acquired in connection with the Lonestar Acquisition.

Exhibit 99.1
Reconciliation of GAAP “Net income (loss)” to Non-GAAP “Adjusted EBITDAX” - Pro Forma
Adjusted EBITDAX represents net income (loss) before (gain) loss on extinguishment of debt, interest expense, income taxes, depreciation, depletion and amortization expense and share-based compensation expense, further adjusted to include the net commodity realized settlements of derivatives and exclude the effects of gains and losses on sales of assets, non-cash changes in the fair value of derivatives, and special items including acquisition, integration and strategic transaction costs, and organizational restructuring costs, including severance. Pro Forma Adjusted EBITDAX is defined as Adjusted EBITDAX and includes the effects of acquisitions. We believe this presentation is commonly used by investors and professional research analysts for the valuation, comparison, rating, investment recommendations of companies within the oil and gas exploration and production industry. We use this information for comparative purposes within our industry. Adjusted EBITDAX is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income (loss). Adjusted EBITDAX as defined by Ranger Oil may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income (loss) and other measures prepared in accordance with GAAP, such as operating income or cash flows from operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Ranger Oil’s results as reported under GAAP.

	March 31, 2023		March 31, 2023
	LTM Actual	Acquisitions [1]	LTM Pro Forma [1]
	(in thousands, except per unit amounts)
Net income	$598,970	$36,097	$635,067
Adjustments to reconcile to Adjusted EBITDAX:
Interest expense, net	52,952	—	52,952
Income tax expense	5,366	—	5,366
Depreciation, depletion and amortization	278,865	—	278,865
Share-based compensation expense	6,681	—	6,681
Gain on sales of assets, net	115	—	115
Adjustments for derivatives:
Net losses	(30,873)	—	(30,873)
Realized commodity settlements, net [2]	(140,718)	—	(140,718)
Adjustment for special items:
Acquisition, integration and strategic transaction costs	3,832	—	3,832
Organizational restructuring, including severance [3]	(1,152)	—	(1,152)
Adjusted EBITDAX	$774,038	$36,097	$810,135
Net income per boe	$37.72	N/A	$38.25
Adjusted EBITDAX per boe	$48.75	N/A	$48.80

[1]
LTM Pro Forma Adjusted EBITDAX includes the impacts of the acquisitions that closed during 2022 to reflect the revenues and direct operating expenses associated with the incremental working interests we acquired in the Ranger-operated producing wells.

[2]
Realized commodity settlements, net includes, as applicable to the period presented: (i) current period commodity derivative settlements; (ii) the impact of option premiums paid or received in prior periods related to current period production; (iii) the impact of prior period cash settlements of early-terminated derivatives originally designated to settle against current period production; (iv) the exclusion of option premiums paid or received in current period related to future period production; and (v) the exclusion of the impact of current period cash settlements for early-terminated derivatives originally designated to settle against future period production.

[3]	Organizational restructuring, including severance resulted in a benefit for the period as it relates to an accrual acquired in connection with the Lonestar Acquisition.

Exhibit 99.1
Reconciliation of GAAP “Operating expenses” to Non-GAAP “Adjusted direct operating expenses and Adjusted direct operating expenses per boe”
Adjusted direct operating expenses and Adjusted direct operating expenses per boe are supplemental non-GAAP financial measures that exclude non-cash expenses and certain special charges. We believe that the non-GAAP measure of Adjusted direct operating expense per boe is useful to investors because it provides readers with a meaningful measure of our cost profile and provides for greater comparability period-over-period.

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(in thousands, except per unit amounts)
GAAP Operating expenses	$154,183	$132,447	$100,954
Less:
Share-based compensation	(2,051)	(1,227)	(924)
Depreciation, depletion and amortization	(85,303)	(73,068)	(50,893)
Total cash direct operating expenses	66,829	58,152	49,137
Special charges:
Acquisition, integration and strategic transaction costs	(2,666)	(210)	(1,743)
Organizational restructuring costs, including severance ¹	—	1,152	—
Non-GAAP Adjusted direct operating expenses	$64,163	$59,094	$47,394
Operating expenses per boe	$35.16	$32.55	$29.71
Total cash direct operating expenses per boe	$15.24	$14.29	$14.46
Non-GAAP Adjusted direct operating expenses per boe	$14.63	$14.52	$13.95

[1]
Organizational restructuring, including severance for the quarter ended December 31, 2022, resulted in a benefit for the period as it relates to an accrual acquired in connection with the Lonestar Acquisition.

Reconciliation of GAAP “General and administrative expenses” to Non-GAAP “Adjusted cash general and administrative expenses”
Adjusted cash general and administrative expenses is a supplemental non-GAAP financial measure that excludes non-cash share-based compensation expense and certain special charges. We believe that the non-GAAP measure of Adjusted cash general and administrative expenses is useful to investors because it provides readers with a meaningful measure of our recurring G&A expense and provides for greater comparability period-over-period.

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(in thousands, except per unit amounts)
GAAP General and administrative expenses	$12,668	$10,729	$9,779
Less: Share-based compensation	(2,051)	(1,227)	(924)
Special charges:
Acquisition, integration and strategic transaction costs	(2,666)	(210)	(1,743)
Organizational restructuring cost, including severance ¹	—	1,152	—
Adjusted cash general and administrative expenses	$7,951	$10,444	$7,112
GAAP General and administrative expenses per boe	$2.89	$2.64	$2.88
Adjusted cash general and administrative expenses per boe	$1.81	$2.57	$2.09

[1]
Organizational restructuring, including severance for the quarter ended December 31, 2022, resulted in a benefit for the period as it relates to an accrual acquired in connection with the Lonestar Acquisition.

Contact
Chase Machemehl – Director of Finance & Investor Relations
E-Mail: CM@RangerOil.com